Exhibit 10.4

Note: Portions of this exhibit indicated by [*] are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company’s confidential treatment request.

“AMENDMENT AGREEMENT NO. 2”

This Amendment Agreement No. 2 to the FWA PLA and the FWA TASS, dated as of April 20, 2004 (the “Amendment Agreement No. 2”), is entered by and between Airspan Communications Limited (“Airspan”) and Axtel, S.A. de C.V. (“Axtel”)

WHEREAS, Axtel and Nortel Networks Limited (“NN Limited”) and Nortel Networks de México, S.A. de C.V. (“NN Mexico” and, collectively with NN Limited, “Nortel Networks”) entered into a Purchase and License Agreement for FWA Equipment dated March 20, 2003, which was subsequently amended by Amendment No. 1 dated September 15, 2003 and by the Change Order dated December 5, 2003 (the “FWA PLA”);

WHEREAS, Nortel Networks and Axtel entered into a Technical Assistance Support Services Agreement for FWA Equipment dated March 20, 2003 (the “FWA TASS”);

WHEREAS, Nortel Networks, Airspan and Axtel entered into an Assignment and Assumption Agreement dated December 23, 2003, by virtue of which Nortel Networks assigned all of its rights and obligations under the FWA PLA and the FWA TASS to Airspan (the “Assignment Agreement”);

WHEREAS, Airspan and Axtel (hereinafter referred to collectively as the “Parties” and individually as a “Party”) have been in discussions regarding several topics under the FWA PLA and the FWA TASS, including the delivery, volume purchase commitments, prices and payment terms of equipment and services, with the intent of setting forth their agreements on such topics in an amendment to the FWA PLA and the FWA TASS;

WHEREAS, the Parties, in light of the foregoing, wish to amend the FWA PLA and the FWA TASS in accordance with the terms contained herein.

NOW THEREFORE, in light of the foregoing and pursuant to mutual covenants and agreements of which the Parties acknowledge sufficient consideration, they hereby agree as follows:

1. DEFINITIONS AND EFFECTIVENESS.

1.1 Capitalized terms not specifically defined in this Amendment Agreement No. 2 shall have the meaning ascribed to them in the FWA PLA and the FWA TASS, as the case may be.

1.2 The Parties hereby agree that this Amendment Agreement No. 2 shall become binding on each Party upon its execution.

2.	GENERAL AGREEMENTS AND AMENDMENTS TO THE FWA PLA.

2.1	New Purchase Commitment. The Parties hereby agree to cancel Axtel’s existing Purchase Commitment set forth in Sections 1a) and 2a) of Annex H of the FWA PLA, for the purchase of RSS equipment and Base Stations units for the years 2005, 2006 and 2007, and agree to new Purchase Commitments by Axtel, as follows:

(i)	First Commitment. A commitment to purchase and take Delivery of US$[*] of FWA Equipment, commencing from the date of this Amendment Agreement No. 2 and ending on December 31st, 2005 (“First Commitment”). The New Incremental Orders set forth in Section 5 of this Amendment Agreement No. 2, shall be included as part of Axtel’s commitment under this section.

(ii)	Second Commitment. A commitment to purchase and take Delivery of US$[*] of any of Airspan’s products, commencing from January 1st, 2006 and ending on May 1st, 2006 (“Second Commitment”). Any purchases made by Axtel in an amount in excess of the amount of the First Commitment, shall be accounted for as an Axtel purchase under the Second Commitment.

(iii)	In order for Airspan to continue its obligation to supply FWA Equipment beyond 1st May 2006, Axtel will be required to place and maintain orders of 2000 RSS units a month from 1st February 2006.

(iv)	With respect to the commitments mentioned above, in order for Axtel to take Delivery of the equipment purchased, Airspan shall deliver such equipment pursuant to the delivery terms set forth in the FWA PLA as amended herein.

The First Commitment and Second Commitment (hereinafter collectively referred to as the “New Purchase Commitments”) are in addition to the Purchase Commitments for RSS equipment and Base Stations units for years 2003 and 2004 set forth in Annex H of the FWA PLA. As of this date, Axtel has already placed orders with Airspan in quantities and for deliveries that are sufficient to comply with the required Purchase Commitments for years 2003 and 2004.

2.2	New Payment Terms and Cancellation of Payment Guarantee.

2.2.1	New Payment Terms. The Parties hereby amend the FWA PLA, by agreeing to the payment terms set forth in this section 2.2:

(i)	For any new Orders issued by Axtel after the date of this Amendment Agreement No2 for Delivery of equipment during 2004, Axtel will pay the Price as follows:

[*] Within five (5) days after the delivery of the Order;

[*] Upon Delivery of the Product(s).

(ii)	For all Orders issued by Axtel for Delivery of equipment after the end of 2004, Axtel will pay the Price as follows:

[*] Within five (5) days after the delivery of the Order;

[*] Upon Delivery of the Product(s).

2.2.2	Payment Guarantee. Notwithstanding the payment guarantee provisions set forth in the FWA PLA, the parties hereby agree to cancel Axtel’s obligations set forth in the FWA PLA to provide a payment guarantee (a letter of credit) to Airspan to secure the payments to be made under the FWA PLA. Therefore, the Parties hereby agree that from the date of the execution of this Amendment Agreement No. 2, Axtel shall not be required to provide to Airspan any type of payment guarantee (including letters of credit) to secure its payments under the FWA PLA (including to secure the payments of the New Incremental FWA Equipment mentioned in Section 5 of this Amendment Agreement No. 2).

2.3	New Method of Payment. The Parties hereby agree that any payments to be made under the FWA PLA, as amended (including the payments of the New Incremental Orders), and FWA TASS as amended shall be made when due by wire transfer (electronic or telegraphic) or by any other form of payment (such a letter of credits), in immediately available funds, to Airspan’s bank account, as follows:

Bank:	[*]
Sort Code:	30-99-80
Account Name:	Airspan Communications Limited
Account No:	[*]
Further Instructions:	Reference Axtel
P.O. No. , Payment of Invoice No. .

2.4	Delivery of Equipment.

2.4.1	The Parties hereby amend Annex J of the FWA PLA, by agreeing to the following delivery times for Products ordered under such agreement, as from the date of this Amendment Agreement No. 2:

(i)	RSS Delivery Times: RSS deliveries in 2004 will be delivered as per Attachment B. RSS deliveries in 2005 shall occur [*] months after Purchase Order acceptance by Airspan provided that such delivery profile will not require Airspan to deliver more in a given month than [*] or less than [*] of the volume of RSS delivered in the previous month. In the event that a delivery profile is requested by AXtel that does not meet this criterion, Airspan will make commercially reasonable efforts to meet the request

(ii)	RBS Delivery Times: RBS Delivery Times: RBS deliveries in 2004 will be delivered as per Attachment B. RBS deliveries in 2005 shall occur [*] months after Purchase Order acceptance by Airspan provided that such delivery profile will not require Airspan to deliver more in a given month than [*] or less than [*] of the volume of RBS modules delivered in the previous month. In the event that a delivery profile is requested by AXtel that does not meet this criterion, Airspan will make commercially reasonable efforts to meet the request

(iii)	RSS Delivery Location: RSS shall be delivered at the Airspan Logistics Operating Center for North America (currently Dallas Texas), subject to section (iv) below. . Airspan reserves the right to relocate its RSS manufacturing site if necessary to achieve its current or future business objectives. However, any changes in RSS manufacturing location should not materially increase AXtel’s Mexican import duty liability.

(iv)	Airspan will make commercially reasonable efforts to secure a Satisfactory Virtual Export Process whereby the RSS equipment will be delivered at the current RSS manufacturing site (Solectron Guadalajara) at the same prices set forth in this Amendment Agreement No. 2, so long as there is no increase in cost to Airspan.

2.4.2	Notwithstanding the foregoing, the Parties have agreed to set special delivery terms for the New Incremental Orders set forth in Attachment B of this Amendment Agreement No. 2, and therefore the delivery terms applicable to such New Incremental Orders shall be those set forth in such Attachment “B”.

2.4.3	Changes in the Payment Terms for Delay in the Delivery of Products. The Parties hereby agree that the Payment Terms for RSS Equipment and for Radio Base Station Equipment set forth in this Amendment Agreement No. 2, will be modified automatically per each Trigger Event (as defined below), as follows:

Upon the occurrence of a Trigger Event and with respect to Orders (for RSS and RBS) placed by Axtel after such event, the payment terms for such Products will be modified automatically, as follows:

(i)	The first payment for such equipment (due upon acceptance of the Order) will be reduced [*].

(ii)	The last payment for such equipment (due upon shipment of the Order) will be increased in [*].

(for example, after the first Trigger Event (if this occurs in 2004) the payment terms will be [*] upon acceptance of the Order (instead of [*]) and [*] upon Delivery (instead of [*]))

Trigger Event: a Trigger Event shall occur if Airspan shall fail to make Delivery of the Products within 30 days of the due date for Delivery in accordance with the delivery terms set forth in the FWA PLA (as amended by this Amendment Agreement No. 2) with respect to three (3) Orders, regardless whether or not such Orders are placed consecutively; provided that the 30 day period shall be extended where the failure is caused by Force Majeure, by the number of days for which the Force Majeure is in existence.

Immediately upon the occurrence of a Trigger Event, Axtel shall provide written notice to Airspan that such Trigger Event has occurred. The Parties hereby agree that if, following the notification by Axtel of a Trigger Event, Airspan makes Deliveries in the following three (3) consecutive months without the occurrence of another Trigger Event, the payment terms applicable for the Orders placed by Axtel after such date shall be those applicable pursuant the payment terms set forth in section 2.2 of this Amendment Agreement No. 2.

2.5	New Equipment Prices and Other Fees

(i)	The Parties hereby agree that the Prices payable with respect to equipment purchased under the FWA PLA under Orders placed after the date of this Amendment Agreement No. 2, will be as set forth in sections 2.5 and 2.6, and that Annex “F” of the FWA PLA is accordingly amended with respect to such purchases.

(ii)	All prices quoted in this Amendment Agreement No. 2 are in US dollars. The Prices for the RSS are CIP Dallas, for which a 0.6% charge for freight and duty will be made to Axtel by Airspan for all orders placed from the date of this Amendment Agreement No. 2 for RSS to be delivered in 2004. For Orders for delivery after 2004 the prices paid will not include the C.I.P charge of 0.6%.

(iii)	RSS Equipment Price Reduction. The Parties hereby amend the prices of the RSS Equipment, as follows:

(a)	[*] for one F2 RSS Kit.

(b)	[*] for one F5 RSS Kit (including the RDA Kit).

The new RSS Equipment Prices set forth herein are applicable for any new Order placed by Axtel from the date of this Amendment Agreement No. 2.

(iv)	RBS Equipment Price Reduction. The Parties hereby amend the prices of the Base Stations units, as follows:

(a)	For Orders for Delivery in 2004:

(1)	[*] for one 18B Base Station Unit, without antennas.

(2)	[*] for one 27B Base Station Unit, without antennas.

(b)	For Orders for Delivery after 2004:

(1)	[*] for one 18B Base Station Unit, without antennas.

(2)	[*] for one 27B Base Station Unit, without antennas.

The new RBS Equipment Prices set forth herein are applicable for any new Order placed by Axtel from the date of this Amendment Agreement No. 2.

(v)	New PDS Software Upgrade Fee. The Parties hereby amend the FWA PLA, by modifying the price of the FWA Packet Data Software and Hardware (Cell Site Packet Data Software Activation Fee and two TPM-PDs), as follows:

(a)	For all Orders issued by Axtel under this Amendment Agreement No. 2 for Delivery of the FWA Packet Data Software and Hardware during 2004, the price shall be as follows:

(1)	[*] (this price includes the Cell Site Packet Data Software Activation Fee and two TPM-PDs).

(2)	[*] per each additional TPM-PD card.

(b)	For all Orders issued by Axtel under this Amendment Agreement No. 2 for Delivery of FWA Packet Data Software and Hardware after 2004, the price shall be as follows:

(1)	[*] (this price includes the Cell Site Packet Data Software Activation Fee and two TPM-PDs).

(2)	[*] per each additional TPM-PD card.

(c)	PDS Software Upgrade Delivery Times: with respect to each Order placed for PDS Software Upgrade, Airspan shall deliver such PDS Software Upgrade for Orders placed for Delivery in 2004, within five (5) months after the acceptance of the respective Order, and for Orders placed for Delivery after 2004, within four (4) months after the acceptance of the respective Order. Provided that, Airspan shall be obligated to deliver only up to 45 PDS Software Upgrade per month, any additional amount of PDS Software Upgrade scheduled for delivery for such month shall be delivered in the followings months pursuant this delivery limit of 45 PDS Software Upgrade per month, unless is otherwise agreed in writing by the Parties.

(vi)	Prices for Spare Parts. The initial Spare Parts ordered in Attachment B shall be the prices listed in section 6 of Annex F, less a discount of [*].

2.6	Single Product – RSS Equipment. Airspan hereby proposes to develop and manufacture a new single unit of RSS equipment (the “New FWA RSS Unit”), and to supply the New FWA RSS Unit to Axtel from April 1st, 2005 (the “New Equipment Commercial Launch”) The purchase and sale of the New FWA RSS Unit shall be subject to the following terms and conditions:

(i)	Specifications, Functionality and Service Quality. As of the date of this Amendment Agreement No. 2, the Parties have not formally agreed upon the specifications of the New FWA RSS Unit (“Specifications”).

Notwithstanding the foregoing, the New FWA RSS Unit shall have at least the same form, function and fit of both of the current RSS Equipment jointly (the F2 and F5 RSS equipment), pursuant the Specifications provided to Axtel by Airspan and Nortel Networks (as the former manufacturer).

Accordingly, the Parties agree as follows:

(a)	that by April 30, 2004, Airspan shall propose the Specifications to Axtel. In particular, Airspan will propose a revised RPCU, which may include a remote battery backup instead of an Integrated Battery Backup. In accordance with the foregoing, Airspan shall provide to Axtel the following:

(i)	the Specifications of the New FWA RSS Unit;

(ii)	a list with all the differences between the Specifications of the current FWA RSS equipment and the New FWA RSS Unit;

(iii)	Airspan shall provide the Product Development Schedule, in which shall be identified all the milestones with its correspondent target dates.

(b)	that by May 31, 2004, or such other date as the Parties may agree to in writing, Axtel and Airspan shall have agreed in writing upon the Specifications (the “Agreed Specifications”) and the acceptance procedure to be performed by the Parties under the First Market Application. The Agreed Specifications and the acceptance procedure shall then become a part of the FWA PLA,

(c)	Airspan shall monthly inform Axtel the advance and/or delays of the development of the New FWA RSS Unit pursuant the Product Development Schedule agreed by the Parties. In addition to the foregoing, Axtel will have the right to visit Airspan’s installations in order to review and evaluate the advances achieved by Airspan in the development of the New FWA RSS Unit.

(d)	Airspan will provide a number of 15 New RSS Units to Axtel by January 30th 2005 in order for Axtel to perform and have completed no later than March 15th 2005 a First Market Application of the New FWA RSS Unit before the New Equipment Commercial Launch, The New FWA RSS Unit shall pass successfully the First Market Application made by Axtel pursuant the acceptance procedure previously agreed by the Parties. Deliveries will commence 6 weeks after completion of the FMA

(e)	If Axtel considers it necessary, Axtel will have the right to request Airspan to assist Axtel in a verification office of the New FWA RSS Unit. Airspan will provide a quote for this service under the FWA TASS at reasonable costs and prices.

(ii)	Price of New FWA RSS Unit and New Packet Data Activation Fee. The Price of the New FWA RSS Unit will be as follows:

(a)	For the New FWA RSS Units Delivered, a Price of [*] per New FWA RSS Unit, provided that Axtel places and maintains Orders such that, by the last day of a given quarter, commencing January 1, 2005 and ending December 31, 2005, at least [*] RSS units are on hand and scheduled to be delivered in each the following two calendar quarters. The payment terms applicable for such Orders, will be:

[*]    four (4) months before the delivery of the products;

[*]    Upon delivery of the products

For the purpose of clarification, Axtel shall place and maintain orders of at least [*] New FWA RSS Units per calendar quarter for its delivery from New Equipment Commercial Launch (April 1st 2005) until the end of the second quarter 2006. In the event Axtel does not place and maintain Orders for such amount of NEW FWA RSS Units for its respective delivery in any specific calendar quarter, Axtel shall pay for the equipment purchased in such quarter, an additional fee of US$[*] Dollars per unit.

With respect to the Orders mentioned in this Section 2.6 (ii) (a), Axtel hereby acknowledges that such Orders are not cancelable, notwithstanding the foregoing, both Parties agree that Axtel will have the right to make changes to such Orders in quantities and/or delivery times 4 months prior to the originally scheduled delivery date, without reducing the total amount (value) of such Orders.

(b)	A fee of [*] will also be payable as a Packet Data Activation Fee. The Packet Data Activation Fee will include the cost of a data adaptor or a modem (“Packet Data Activation Unit”).

The prices and fee payable under this section shall be paid in accordance with the provisions of section 2.2.1 above, and the payment by Axtel shall be as follows:

[*]    within five (5) days after the delivery of the Order;

[*]    when Axtel has activated at its customer the packet data functionality of such New RSS Unit.

Axtel agrees to place and maintain Orders such that, at any given time after January 1, 2005, at least [*] RSS Packet Data Activation Units are scheduled to be delivered in each the following two calendar quarters (in the Second and Third Calendar Quarter of 2005).

The Price of all RSS PD Activations delivered under Orders received that do not meet these requirements shall be priced at the price set forth above in this section plus [*].

(iii)	Airspan shall sell and deliver to Axtel the current F5 RSS Kit instead of such New FWA RSS Unit, at the prices of the New FWA RSS Unit set forth in section 2.6 (ii), in the following events:

(a)	If the New FWA RSS Unit is not available for delivery after the New Equipment Commercial Launch in accordance with the Agreed Specification; or

(b)	If the New FWA RSS Unit does not satisfactorily pass the First Market Application performed by Axtel in accordance with the test protocol agreed by the Parties; or

(c)	If the Specifications of the New FWA RSS Equipment are not agreed by the Parties by May 31, 2004 for a reason not attributable to Axtel and therefore the New Equipment Commercial Launch of the New FWA RSS Unit is delayed after April 1st 2005;

The foregoing, until such time as:

(a)	the New FWA RSS Units has satisfactorily complied with the First Market Application; and

(b)	the New FWA RSS Unit is Delivered by Airspan pursuant the Agreed Specification.

(iv)	If through no fault of Airspan, Axtel are unable to complete the First Market Application by March 15th 2005, Airspan shall sell and deliver to Axtel the current F5 and F2 RSS’s kit instead of the New RSS unit, at the prices set forth in 2.5 (iii), until such time as the First Market Application is completed.

(vi)	If through no fault of Airspan both parties fail to agree the Specification of the New FWA RSS Unit by 31st May 2004, then Airspan shall sell and deliver to Axtel the current F5 and F2 RSS’s kit instead of the New RSS unit, at the prices set forth in 2.5 (iii) for a period of 11 months after agreement on the Specifications.

2.7	Airspan Security Instrument. The Parties hereby acknowledge that, from time to time, Axtel may make payments to Airspan under the FWA PLA and the FWA TASS (as herein amended), such that the aggregate amount of those payments for Orders where the related Equipment has not been Delivered may at times exceed [*] (“Exposure Limit”) in respect of Orders that have not been fully Delivered (“Orders Guaranteed by Airspan”).

The Parties further acknowledge and hereby agree that as of the date of this Amendment Agreement No. 2, Axtel has made such payments to Airspan in an amount exceeding [*].

Accordingly, Airspan will cause to be issued in favor of Axtel, at Airspan’s expense, when such Exposure Limit is exceeded, one or more irrevocable standby letters of credit or bank guarantees (together the “L/Cs” and each an “L/C”), issued by Airspan’s UK bank at Axtel’s satisfaction, for an aggregate amount equivalent to all the amounts paid by Axtel in excess of the Exposure Limit (the “Excess Exposure Amount”).

The Parties further agree that the aggregate value of the L/Cs, as measured and agreed by the parties at the end of each month, will continue to be equal or greater than the likely peak Excess Exposure Amount for the following month. This value will include coverage for Purchase Orders likely to be Activated in the following month. The parties hereby agree that a reasonable mechanism is put in place within 10 working days of the execution of this Amendment Agreement No.2 to establish and maintain this coverage.

Each L/C will permit Axtel, on or before its expiry date, to draw down the portion of the L/C applicable to the funds received by Airspan as a downpayment with respect to the delivery covered by that L/C, upon the occurrence of any of the following events or conditions:

(i)	Airspan applies for or consents to the appointment of, or the taking of possession by a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,

(ii)	Airspan makes a general assignment for the benefit of its creditors,

(iii)	Airspan commences a voluntary proceeding under the bankruptcy, insolvency or similar laws relating to relief from creditors generally,

(iv)	Airspan fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary proceeding under the bankruptcy, insolvency or similar laws relating to relief from creditors generally, or any application for the appointment of a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property or its liquidation, reorganization, dissolution or winding-up.

(v)	Airspan fails to Deliver equipment ordered by Axtel under the FWA PLA, within a period of (30) thirty days after the delivery date applicable for such equipment, pursuant the terms of the FWA PLA as amended herein and this Amendment Agreement No. 2, as the case may be; provided (i) that no later than fifteen (15) days after the date on which Airspan has failed to make a Delivery, Axtel has provided written notice to Airspan of such failure, and (ii) that the 30 day period shall be extended where the failure is caused by Force Majeure, by the number of days for which the Force Majeure is in existence (if the Force Majeure continue for more than 60 days, Axtel will have the right to cancel the respective Order(s) and to collect from the Letter of Credit all applicable payments paid to Airspan by Axtel for such equipment).

The Parties further acknowledge and hereby agree that as of the date of this Amendment Agreement No. 2, Axtel has made such payments to Airspan that in aggregate exceed the Exposure Limit and that Airspan shall, within fifteen (15)

days of the execution of this Amendment Agreement No. 2, issue and deliver to Axtel one or more L/Cs or bank guarantees (“Initial L/C”), issued by a bank acceptable to Axtel in its reasonable discretion, in an amount to be agreed by the parties that is equal or greater than the likely peak of the Excess Exposure Amount in May, 2004. This will include values related to the Orders to be Activated at the close by Axtel under the Attachment B. Such L/C shall be subject to the terms set forth in this Amendment Agreement No. 2.

3.	GENERAL AGREEMENTS AND AMENDMENTS TO THE FWA TASS.

3.1	Change in the Scope of Services under the FWA TASS. The Parties hereby amend the FWA TASS, by the elimination of Airspan’s obligation, set forth in Section 1.2 of the FWA TASS, to provide the Software Enhancement Releases in 2005 and in the subsequent years. From the date of this Amendment Agreement No. 2, Airspan will be obligated only to provide the Software Enhancement Release for years 2003 and 2004 (the Software Enhancement Release of year 2004 will be delivered by Airspan in the first quarter of 2005), as agreed to by both Parties in accordance with the FWA TASS. If in future Axtel requires specific Product Enhancements, and if Airspan determines in its sole discretion that it has resources available to make such Product Enhancements, Airspan shall provide its quotation to undertake such Product Enhancements at reasonable commercial terms and conditions.

3.2	New Prices and Payment Terms for Services under the FWA TASS. Pursuant to the modification of the scope of the Services set forth in Section 3.1 above, the Parties hereby amend the FWA TASS, by modifying the price and payment terms of the Services set forth in the FWA TASS, as follows:

(i)	[*], for the Services to be provided by Airspan in year 2005, which shall be paid by Axtel as follows:

•	[*] for the first calendar quarter, payable on January 1, 2005;

•	[*] for the second calendar quarter, payable on April 1, 2005;

•	[*] for the third calendar quarter, payable on July 1, 2005;

•	[*] for the fourth calendar quarter, payable on October 1, 2005.

(ii)	[*], for the Services to be provided by Airspan in 2006 and 2007, which shall be paid by Axtel as follows:

•	[*] for each calendar quarter, payable on the first calendar day of each quarter.

All payments to be made by Axtel under this section 3.2, shall be made by Axtel within 30 days after the delivery date of the respective invoice, as provided in section 3.3 of the FWA TASS.

3.3	New Services under the scope of the FWA TASS. Airspan will provide, at no additional charge to Axtel, and provided that Axtel is not otherwise in default of any of its obligations under the FWA TASS or the FWA PLA, the following Services under the FWA TASS:

(i)	Maintenance Releases. Airspan shall provide to Axtel any maintenance release, patch or fix developed by Airspan during the term of the FWA TASS.

3.4	Services to be Excluded from the FWA TASS. From year 2005, the following service will be specifically excluded from the FWA TASS:

(i)	The upgrade services for REM. Notwithstanding the foregoing, Airspan will perform the upgrade services related to REM regarding the release System Release 14.2.

4.	AMENDED AND RESTATED AGREEMENTS.

4.1	Amended and Restated FWA PLA. The Parties hereby agree to use commercially reasonable efforts to prepare a new amended and restated FWA PLA by July 150, 2004, in which all the terms and conditions of the FWA PLA as modified by Axtel and Airspan under this Amendment Agreement No. 2 shall be reproduced and reflected. In this regard, each party will pay for its own legal and out-of-pocket expenses. In accordance with the foregoing, the Parties shall incorporate all the agreements and modifications herein established, by modifying all applicable sections of the agreement and the annexes of the FWA PLA. In addition to the foregoing, the Parties will discuss and negotiate, including without limitation, the following issues:

(i)	Authorization from Airspan to Axtel to purchase directly from Airspan´s suppliers antennas for the RBS equipment.

(ii)	Agreeing the commercial terms whereby Airspan could certify other suppliers of antennas for RBS equipment.

(iii)	Agreeing the commercial terms whereby Airspan could certify up to two Local Service Suppliers for the performance in Mexico of the repair and maintenance of RSS equipment.

(iv)	Agree by Q3 2004 to deliver the original Drop Cable Connector (NTEG 99GR)

(v)	To review jointly the opportunities for improved reliability and availability of certain FWA components.

(vi)	Local Support and Maintenance Services. Discuss if Airspan shall hire one employee or representative to be located in the city of Monterrey, N.L. Mexico, or to have a Spanish speaking Technical FWA Expert in UK.

4.2	Amended and Restated FWA TASS. The Parties hereby agree to use commercially reasonable efforts to prepare a new amended and restated FWA TASS by July 15, 30, 2004, in which all the terms and conditions of the FWA TASS which were modified by Axtel and Airspan under this Amendment Agreement No. 2 shall be reproduced and reflected. In this regard, each party will pay for its own legal and out-of-pocket expenses. In accordance with the foregoing, the Parties shall incorporate all the agreements and modifications herein established, by modifying all applicable sections of the agreement and the annexes of the FWA TASS.

5.	NEW INCREMENTAL ORDERS.

5.1	Axtel will purchase the FWA Equipment and FWA Spare Parts (the “New Incremental FWA Equipment”) specified in Attachment “B” this Amendment Agreement No.2 (hereinafter Attachment “B”) by placing incremental Purchase Orders as scheduled in Attachment “B” (hereinafter the “New Incremental Orders”). For this New Incremental Orders, the terms and conditions of the FWA PLA as amended by this Amendment Agreement No. 2 will apply, unless is otherwise agreed by the Parties in this Section 5.

5.2.	In the Attachment “B” is clearly detailed the description of the FWA Spares Parts.

5.3	Pursuant the terms set forth in Section 18.4 of the FWA PLA, the Parties hereby agree that such New Incremental FWA Equipment will have special payment and delivery terms, which are set forth in the Attachment “B” of this Amendment Agreement No. 2, therefore, the Parties agree that all the terms and conditions of the FWA PLA (as herein amended) shall apply to the New Incremental Orders except for those specific delivery and payment terms referenced in the Attachment “B”. Provided that, Axtel will commence to make the correspondent initial payments to Airspan under such Attachment “B”, only after Airspan has delivered to Axtel the applicable L/Cs as set forth in the last paragraph of Section 2.7 of this Amendment Agreement No. 2. Notwithstanding the foregoing, the delivery terms of the New Incremental FWA Equipment shall start from the execution of this Amendment Agreement No. 2 irrespectively of the date of the applicable payment.

5.4	The New Incremental Orders shall clearly state their reference to the FWA PLA and to this Amendment Agreement No. 2.

5.5	The parties hereby agree that the payment terms specified in Attachment B will apply exclusively for the New Incremental Orders specified in Attachment B; provided, however, that Axtel, places the New Incremental Orders according to the schedule specified in Attachment B.

5.6	The New Incremental Orders shall reference this Amendment Agreement No. 2 and the New Incremental Orders are totally binding and non-cancelable, provided that, any change to the New Incremental Orders shall be made pursuant the terms set forth in Section 2.7 of the FWA PLA.

5.7	Airspan shall deliver the New Incremental FWA Equipment in accordance with the delivery schedule set forth in Attachment B of this Amendment Agreement No.2, provided that Axtel activates the Orders and made the applicable payments as set forth in the Attachment B of this Amendment Agreement No. 2…

5.8	This Section 5 of the Amendment Agreement No. 2 applies solely to the New Incremental Orders as defined in Attachment B and shall terminate on completion of the delivery of the New Incremental FWA Equipment ordered.

6.	CONTINUED EFFECT.

6.1	The Parties hereby agree that the present Amendment Agreement No. 2 constitutes an amendment of some of the provisions of the FWA PLA and the FWA TASS, and except as amended and modified herein, all of the other terms and conditions of the FWA PLA and the FWA TASS shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment Agreement No. 2 is signed as of the date first above written.

AXTEL, S.A. DE C.V.		AIRSPAN COMMUNICATIONS LIMITED

By:		By:
Name:	Alberto de Villasante Herbert	Name:	Eric Stonestrom
Title:	Legal Representative	Title:	Chief Executive Officer

Axtel FWA Ammendment - Change Order Attachment A (1/2)

	Incr. Order #	Discreet Incremental Orders	$ Price / Unit	Units	PO Value	% Cash/ LC on PO	Cash with PO		Cash / LC Date	LC or Cash		$k Cash / LC on Acceptance	$ Cash on Delivery

	No. 1	7.5k x F2	381.14	7,500	$2,858,550.00	100%	70%	$2,000,985.00	Sep-03	30%	$857,565.00	$2,858,550.00
	No. 1a*	500 x F2	356.14	500	$178,070.00	100%	70%	$124,649.00	Sep-03	30%	$53,421.00	$178,070.00
	No. 2	8k x F2	381.14	8,000	$3,049,120.00	100%	70%	$2,134,384.00	Feb-04	30%	$914,736.00	$3,049,120.00
	No. 3	6.5k x F2	381.14	6,500	$2,477,410.00	100%	70%	$1,734,187.00	Apr-04	30%	$743,223.00	$2,477,410.00
	No. 4	2.5k x F5	570.77	2,500	$1,426,925.00	100%	70%	$998,847.50	Sep-03	30%	$428,077.50	$1,426,925.00
	No. 5	2.5k x F5	570.77	2,500	$1,426,925.00	100%	70%	$998,847.50	Mar-04	30%	$428,077.50	$1,426,925.00

	No. 6	5k x F2	381.14	5,000	$1,905,700.00	100%	70%	$1,333,990.00	Jan-04	30%	$571,710.00	$1,905,700.00
	No. 7	3k x F2	381.14	3,000	$1,143,420.00	100%	70%	$800,394.00	May-04	30%	$343,026.00	$1,143,420.00
	No. 7a*	2k x F2	356.14	2,000	$712,280.00	100%	70%	$498,596.00		30%	$213,684.00	$712,280.00
	No. 8*	5k x F2	356.14	5,000	$1,780,700.00	100%	70%	$1,246,490.00	Jul-04	30%	$534,210.00	$1,780,700.00
	No. 9	114 x TBM-CD	2,369.68	114	$270,143.90	50%	50%	$135,071.95	Sep-03	0%	$0.00	$135,071.95	$135,071.95
	No. 10	18 x TPM	4,897.54	18	$88,155.75	50%	50%	$44,077.88	Sep-03	0%	$0.00	$44,077.88	$44,077.88
	No. 11	18 x TMU	8,259.12	18	$148,664.10	50%	50%	$74,332.05	Sep-03	0%	$0.00	$74,332.05	$74,332.05
	No. 12	26 x TPM-PD	7,692.00	26	$199,992.00	100%	70%	$139,994.40	Feb-04	30%	$59,997.60	$199,992.00
	No. 13	42 x TPM	4,897.54	42	$205,696.75	50%	50%	$102,848.38	Oct-03	0%	$0.00	$102,848.38	$102,848.38
	No. 14	42 x TMU	8,259.12	42	$346,882.90	50%	50%	$173,441.45	Oct-03	0%	$0.00	$173,441.45	$173,441.45
Cancelled	No. 15	54 x TPM	4,897.54	54	$264,467.25	50%	50%	$132,233.63	Dec-03	0%	$0.00	$132,233.63	$132,233.63
	No. 16	54 x TMU	8,259.12	54	$445,992.30	50%	50%	$222,996.15	Dec-03	0%	$0.00	$222,996.15	$222,996.15

	No. 17	30 x PD Upgrade	40,384.63	30	$1,211,538.75	100%	70%	$848,077.13	Jan-04	30%	$363,461.63	$1,211,538.75
	No. 18	2 x 27b RBS	212,017.55	2	$424,035.10	100%	70%	$296,824.57	Sep-03	30%	$127,210.53	$424,035.10
	No. 19	3 x 27b RBS	212,017.55	3	$636,052.65	100%	70%	$445,236.86	Oct-03	30%	$190,815.80	$636,052.65
	No. 20	3 x 27b RBS	212,017.55	3	$636,052.65	100%	70%	$445,236.86	Nov-03	30%	$190,815.80	$636,052.65
	No. 21	4 x 27b RBS	212,017.55	4	$848,070.20	100%	70%	$593,649.14	Dec-03	30%	$254,421.06	$848,070.20
	No. 22	3 x 18b RBS	137,136.62	3	$411,409.86	100%	70%	$287,986.90	Sep-03	30%	$123,422.96	$411,409.86
	No. 23	1 x 18b RBS	137,136.62	1	$137,136.62	100%	70%	$95,995.63	Oct-03	30%	$41,140.99	$137,136.62
	No. 24	3 x 18b RBS	137,136.62	3	$411,409.86	100%	70%	$287,986.90	Nov-03	30%	$123,422.96	$411,409.86
	No. 25	1 x 18b RBS	137,136.62	1	$137,136.62	100%	70%	$95,995.63	Dec-03	30%	$41,140.99	$137,136.62
	No. 26	10 x PD Upgrade	40,384.63	10	$403,846.25	100%	70%	$282,692.38	Jan-04	30%	$121,153.88	$403,846.25
	No. 27	7 x PD Upgrade	40,384.63	7	$282,692.38	100%	70%	$197,884.66	Feb-04	30%	$84,807.71	$282,692.38
Cancelled	No. 28	5 x 27b RBS	212,017.55	5	$1,060,087.75	100%	70%	$742,061.43	Jan-04	30%	$318,026.33	$1,060,087.75
Cancelled	No. 29	3 x 27b RBS	212,017.55	3	$636,052.65	100%	70%	$445,236.86	Feb-04	30%	$190,815.80	$636,052.65
Cancelled	No. 30	2 x 18b RBS	137,136.62	2	$274,273.24	100%	70%	$191,991.27	Feb-04	30%	$82,281.97	$274,273.24
Cancelled	No. 31	2 x 18b RBS	137,136.62	2	$274,273.24	100%	70%	$191,991.27	Mar-04	30%	$82,281.97	$274,273.24

	No. 32	Incr Capacity	600,000.00	1	$600,000.00	50%	50%	$300,000.00	Sep-03	0%	$0.00	$300,000.00	$300,000.00
New Order	No. 33	TMU’s	9,910.94	13	$128,842.22	100%	70%	$90,189.55	Dec-03	30%	$38,652.67	$128,842.22
New Order	No. 34	18b RBS (1 TPM & No Ant)	103,648.92	1	$103,648.92	100%	70%	$72,554.24	Jan-04	30%	$31,094.68	$103,648.92
New Order	No. 35	27b RBS (2 TPM & No Ant) - replaces PO # 28	164,234.76	5	$821,173.80	100%	70%	$574,821.66	Jan-04	30%	$246,352.14	$821,173.80
New Order	No. 36	27b RBS (2 TPM & No Ant) - replaces PO# 29	164,234.76	3	$492,704.28	100%	70%	$344,893.00	Feb-04	30%	$147,811.28	$492,704.28
New Order	No. 37	18b RBS (1 TPM & No Ant) - replaces PO# 30	103,648.92	3	$310,946.76	100%	70%	$217,662.73	Feb-04	30%	$93,284.03	$310,946.76
New Order	No. 38	18b RBS (1 TPM & No Ant) - replaces PO# 31	103,648.92	3	$310,946.76	100%	70%	$217,662.73	Mar-04	30%	$93,284.03	$310,946.76
New Order	No. 39	TBM - CD’s	2,843.62	21	$59,716.02	100%	70%	$41,801.21	Jan-04	30%	$17,914.81	$59,716.02
New Order	No. 40	TPM - PD’s	7,692.31	10	$76,923.10	100%	70%	$53,846.17	Feb-04	30%	$23,076.93	$76,923.10
New Order	No. 41	27b RBS (2 TPM & No Ant)	164,234.76	1	$164,234.76	100%	70%	$114,964.33	Mar-04	30%	$49,270.43	$164,234.76
New Order	No. 42	TMU’s	9,910.94	14	$138,753.16	100%	70%	$97,127.21	Feb-04	30%	$41,625.95	$138,753.16
	Ref	5k F2 Q4 Min Order	381.14	5,000	$1,905,700.00	100%	70%	$1,333,990.00	Sep-03	30%	$571,710.00	$1,905,700.00
	Ref	5k F5 ’03 Min Order	570.77	5,000	$2,853,850.00	100%	70%	$1,997,695.00	Dec-03	30%	$856,155.00	$2,853,850.00
	Ref	’04 Min Order Q1&2	381.14	10,000	$3,811,400.00	100%	70%	$2,667,980.00	Var	30%	$1,143,420.00	$3,811,400.00
	Ref*	’04 Min Order Q3&4	356.14	10,000	$3,561,400.00	100%	70%	$2,492,980.00	Var	30%	$1,068,420.00	$3,561,400.00

			PO Placement, Acceptance & Delivery Schedule													Cash / LC Schedule
	Incr. Order #	Discreet Incremental Orders	2003				2004									2003				2004
			Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
																$k	$k	$k	$k	$k	$k	$k	$k	$k	$k	$k	$k	$k
	No. 1	7.5k x F2	P & A													2,859
	No. 1a*	500 x F2	P & A													178
	No. 2	8k x F2	P					A													3,049
	No. 3	6.5k x F2	P							A													2,477
	No. 4	2.5k x F5	P & A													1,427
	No. 5	2.5k x F5	P						A													1,427

	No. 6	5k x F2	P				A													1,906
	No. 7	3k x F2	P								A													1,143
	No. 7a*	2k x F2																						712
	No. 8*	5k x F2	P										A													1,781
	No. 9	114 x TBM-CD	P & A		D											135		135
	No. 10	18 x TPM	P & A		D											44		44
	No. 11	18 x TMU	P & A		D											74		74
	No. 12	26 x TPM-PD	P					A													200
	No. 13	42 x TPM	P	A		D											103		103
	No. 14	42 x TMU	P	A		D											173		173
Cancelled	No. 15	54 x TPM	P			A		D											0		0
	No. 16	54 x TMU	P			A		D											223		223

	No. 17	30 x PD Upgrade	P				A													1,212
	No. 18	2 x 27b RBS	P & A													424
	No. 19	3 x 27b RBS	P	A													636
	No. 20	3 x 27b RBS	P		A													636
	No. 21	4 x 27b RBS	P			A													848
	No. 22	3 x 18b RBS	P & A													411
	No. 23	1 x 18b RBS	P	A													137
	No. 24	3 x 18b RBS	P		A													411
	No. 25	1 x 18b RBS	P			A													137
	No. 26	10 x PD Upgrade	P				A													404
	No. 27	7 x PD Upgrade	P					A													283
Cancelled	No. 28	5 x 27b RBS	P				A													0
Cancelled	No. 29	3 x 27b RBS	P					A													0
Cancelled	No. 30	2 x 18b RBS	P					A													0
Cancelled	No. 31	2 x 18b RBS	P						A													0
	No. 32	Incr Capacity	P & A			D1			D2							300			150			150

New Order	No. 33	TMU’s				P & A													129		0
New Order	No. 34	18b RBS (1 TPM & No Ant)				P	A													104
New Order	No. 35	27b RBS (2 TPM & No Ant) - replaces PO # 28				P	A													821
New Order	No. 36	27b RBS (2 TPM & No Ant) - replaces PO# 29				P		A													493
New Order	No. 37	18b RBS (1 TPM & No Ant) - replaces PO# 30				P		A													311
New Order	No. 38	18b RBS (1 TPM & No Ant) - replaces PO# 31				P			A													311
New Order	No. 39	TBM - CD’s				P	A													60
New Order	No. 40	TPM - PD’s				P		A													77
New Order	No. 41	27b RBS (2 TPM & No Ant)				P			A													164
New Order	No. 42	TMU’s				P		A													139

Sub-Total Cash - Incremental RSS & all RBS																5,852	1,049	1,301	1,763	4,506	4,774	2,052	2,477	1,856	0	1,781	0	0

	Ref	5k F2 Q4 Min Order	A													1,906
	Ref	5k F5 ’03 Min Order				A													2,854
	Ref	’04 Min Order Q1&2				P	A		A											1,906		1,906
	Ref*	’04 Min Order Q3&4				P						A		A											1,781			1,781

Total Cash Due on 15th																7,758	1,049	1,301	4,617	6,411	4,774	3,958	2,477	1,856	1,781	1,781	0	1,781

																		2003	14,726								2004	24,818

																											TOTAL	39,544

Legend: P = Place Order Document

              A = Activate Order with Pre-Payment (pursuant the payment terms set forth in this Ammendment)

              D = Deferred Payment

Incremental Orders and associated payments are due on the 15th day of the month indicated.

Order numbers marked with a star * include volume over 35,000 units in that year and are plannmed to receive a discount of $25 per unit.

Further incremental RSS Order activated (paid) during year 2004 shall have a discount of $25 per unit. (Not applicable to the 2005 Minimum Orders)

The four RSS orders shown at the bottom of this list are Minimum Order Quantity orders and are only shown here for reference.

The Order No. 17 for 30 PD Upgrades includes Axtel’s 2004 Annual Minimum Commitment of base station units set forth in the FWA PLA.

Dollar amounts are rounded and indicative. P.O.s to reflect actual amounts.

Purchase Orders 4500051784 (No. 15), 4500051798 (No. 28), 4500051799 (No. 29), 4500051800 (No. 30) and 4500051801 (No. 31) are cancelled as per this Change Order dated Dec 5th, 2003

5

Axtel FWA Ammendment - Change Order Attachment A (2/2)

				PO Placement & Acceptance
	Incr. Order #	Discreet Incremental Orders	Units	2003				2004
				Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
	No. 1 to 8	F2	37,500
		F5	5,000

		Cummulative F2
		Cummulative F5

	No. 9	114 x TBM-CD	114	P & A		D
	No. 10	18 x TPM	18	P & A		D
	No. 11	18 x TMU	18	P & A		D
	No. 12	26 x TPM-PD	26	P					A
	No. 13	42 x TPM	42	P	A		D
	No. 14	42 x TMU	42	P	A		D
Cancelled	No. 15	54 x TPM	54	P			C
	No. 16	54 x TMU	54	P			A		D

	No. 17	30 x PD Upgrade	30	P				A
	No. 18	2 x 27b RBS	2	P & A
	No. 19	3 x 27b RBS	3	P	A
	No. 20	3 x 27b RBS	3	P		A
	No. 21	4 x 27b RBS	4	P			A
	No. 22	3 x 18b RBS	3	P & A
	No. 23	1 x 18b RBS	1	P	A
	No. 24	3 x 18b RBS	3	P		A
	No. 25	1 x 18b RBS	1	P			A
	No. 26	10 x PD Upgrade	10	P				A
	No. 27	7 x PD Upgrade	7	P					A
Cancelled	No. 28	5 x 27b RBS	5	P			C
Cancelled	No. 29	3 x 27b RBS	3	P			C
Cancelled	No. 30	2 x 18b RBS	2	P			C
Cancelled	No. 31	2 x 18b RBS	2	P			C

New Order	No. 33	TMU’s	13				P & A
New Order	No. 34	18b RBS (1 TPM & No Ant)	1				P	A
New Order	No. 35	27b RBS (2 TPM & No Ant)	5				P	A
New Order	No. 36	27b RBS (2 TPM & No Ant)	3				P		A
New Order	No. 37	18b RBS (1 TPM & No Ant)	3				P		A
New Order	No. 38	18b RBS (1 TPM & No Ant)	3				P			A
New Order	No. 39	TBM - CD’s	21				P	A
New Order	No. 40	TPM - PD’s	10				P		A
New Order	No. 41	27b RBS (2 TPM & No Ant)	1				P			A
New Order	No. 42	TMU´s	14				P		A

			Delivery Schedule Including Minimum Order Quantities
	Incr. Order #	Discreet Incremental Orders	2003				2004
			Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun
	No. 1 to 8	F2	1000	2000	2000	1000	2000	3000	4000	5000	6000	6000
		F5								1000	1000	1000

		Cummulative F2	1000	3000	5000	6000	8000	11000	15000	20000	26000	32000
		Cummulative F5								1000	2000	3000

	No. 9	114 x TBM-CD			60			54
	No. 10	18 x TPM			18
	No. 11	18 x TMU			18
	No. 12	26 x TPM-PD									5	6
	No. 13	42 x TPM				42
	No. 14	42 x TMU				42
Cancelled	No. 15	54 x TPM						0
	No. 16	54 x TMU						54

	No. 17	30 x PD Upgrade								7	8	12
	No. 18	2 x 27b RBS						2
	No. 19	3 x 27b RBS							3
	No. 20	3 x 27b RBS								3
	No. 21	4 x 27b RBS									4
	No. 22	3 x 18b RBS						3
	No. 23	1 x 18b RBS							1
	No. 24	3 x 18b RBS								3
	No. 25	1 x 18b RBS									1
	No. 26	10 x PD Upgrade
	No. 27	7 x PD Upgrade
Cancelled	No. 28	5 x 27b RBS										0
Cancelled	No. 29	3 x 27b RBS
Cancelled	No. 30	2 x 18b RBS
Cancelled	No. 31	2 x 18b RBS

New Order	No. 33	TMU’s										13
New Order	No. 34	18b RBS (1 TPM & No Ant)										1
New Order	No. 35	27b RBS (2 TPM & No Ant)										5
New Order	No. 36	27b RBS (2 TPM & No Ant)
New Order	No. 37	18b RBS (1 TPM & No Ant)
New Order	No. 38	18b RBS (1 TPM & No Ant)
New Order	No. 39	TBM - CD’s
New Order	No. 40	TPM - PD’s
New Order	No. 41	27b RBS (2 TPM & No Ant)
New Order	No. 42	TMU’s

			Delivery Schedule Including Minimum Order Quantities
			2004						2005*
	Incr. Order #	Discreet Incremental Orders	Jul	Aug	Sep	Oct	Nov	Dec
	No. 1 to 8	F2	6000	6000	6000	5000	6000	5000	11500
		F5	1000	1000	1000	2000	1000	1000

		Cummulative F2	38000	44000	50000	55000	61000	66000	77500
		Cummulative F5	4000	5000	6000	8000	9000	10000	10000

	No. 9	114 x TBM-CD
	No. 10	18 x TPM
	No. 11	18 x TMU
	No. 12	26 x TPM-PD		15
	No. 13	42 x TPM
	No. 14	42 x TMU
Cancelled	No. 15	54 x TPM
	No. 16	54 x TMU

	No. 17	30 x PD Upgrade	3
	No. 18	2 x 27b RBS
	No. 19	3 x 27b RBS
	No. 20	3 x 27b RBS
	No. 21	4 x 27b RBS
	No. 22	3 x 18b RBS
	No. 23	1 x 18b RBS
	No. 24	3 x 18b RBS
	No. 25	1 x 18b RBS
	No. 26	10 x PD Upgrade	2	8
	No. 27	7 x PD Upgrade	7
Cancelled	No. 28	5 x 27b RBS
Cancelled	No. 29	3 x 27b RBS	0
Cancelled	No. 30	2 x 18b RBS	0
Cancelled	No. 31	2 x 18b RBS		0

New Order	No. 33	TMU´s
New Order	No. 34	18b RBS (1 TPM & No Ant)
New Order	No. 35	27b RBS (2 TPM & No Ant)
New Order	No. 36	27b RBS (2 TPM & No Ant)	3
New Order	No. 37	18b RBS (1 TPM & No Ant)	3
New Order	No. 38	18b RBS (1 TPM & No Ant)		3
New Order	No. 39	TBM - CD’s	21
New Order	No. 40	TPM - PD’s	10
New Order	No. 41	27b RBS (2 TPM & No Ant)		1
New Order	No. 42	TMU´s		14

Legend:	P = Place Order Document
A = Activate Order with Pre-Payment (pursuant the payment terms set forth in this AmD =Deferred Payment mendment)
C = Cancelled by mutual agreement between Axtel and Nortel
*Note:	Volume shown in 2005 reflect likely Orders on Hand as of Jan 1 2005 given this delivery schedule and the acceptance of all outstanding POs due by that date.

6

Axtel FWA Ammendment No. 2 - Attachment B (1/3) - Apr 2004

Delivery Schedule Quantities

New Incremental Orders 2004

PO Placement & Acceptance
2004
Super Incr. Order #	Discreet Super Incremental Orders	Units	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
B1	2k x F2	[*]		P&A1					D1
B2	1k x F2	[*]		P&A1					D1
B3	1k x F2	[*]		P		A1				D1
B4	6k x F2	[*]		P&A1		A2				D1	D2
B5	7k x F2	[*]		P&A1			A2				D1&D2
B6	6k x F2	[*]		P			A1	A2			D1	D2
B7	5k x F2	[*]		P				A1				D1
B8	2.5k x F5 (Includes RDA)	[*]		P&A1				D1
B9	2.5k x F5 (Includes RDA)	[*]		P		A1				D1

B10	28 x 27b RBS (wo antennas)	[*]		P&A1&A2	A3			D1	D2	D3
B11	12 x 27b RBS (wo antennas)	[*]		P	A1					D1
B12	1 x 27b RBS (wo antennas)	[*]		P	A1					D1
B13	4 x 27b RBS (wo antennas)	[*]		P		A1					D1
B14	7 x 18b RBS (wo antennas)	[*]		P&A1				D1
B15	6 x 18b RBS (wo antennas)	[*]		P&A1					D1
B16	7 x 18b RBS (wo antennas)	[*]		P	A1					D1
B17	6 x 18b RBS (wo antennas)	[*]		P	A1	A2				D1	D2

B18	11 x PD Upgrade	[*]		P&A1					D1
B19	21 x PD Upgrade	[*]		P	A1					D1
B20	15 x TPM - PD’s	[*]		P&A1					D1
B21	61 x TPM - PD’s	[*]		P	A1	A2				D1	D2

B22	Spares - Note (*)	[*]		P&A1&A2	A3			D1	D2	D3

Delivery Schedule Quantities
			2004								2005*
Super Incr. Order #	Discreet Super Incremental Orders	Units	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
B1	2k x F2	[*]					[*]
B2	1k x F2	[*]					[*]
B3	1k x F2	[*]						[*]
B4	6k x F2	[*]						[*]	[*]
B5	7k x F2	[*]							[*]
B6	6k x F2	[*]							[*]	[*]
B7	5k x F2	[*]								[*]
B8	2.5k x F5 (Includes RDA)	[*]				[*]
B9	2.5k x F5 (Includes RDA)	[*]						[*]

B10	28 x 27b RBS (wo antennas)	[*]				[*]	[*]	[*]
B11	12 x 27b RBS (wo antennas)	[*]						[*]
B12	1 x 27b RBS (wo antennas)	[*]						[*]
B13	4 x 27b RBS (wo antennas)	[*]							[*]
B14	7 x 18b RBS (wo antennas)	[*]				[*]
B15	6 x 18b RBS (wo antennas)	[*]					[*]
B16	7 x 18b RBS (wo antennas)	[*]						[*]
B17	6 x 18b RBS (wo antennas)	[*]						[*]	[*]

B18	11 x PD Upgrade	[*]					[*]
B19	21 x PD Upgrade	[*]						[*]
B20	15 x TPM - PD’s	[*]					[*]
B21	61 x TPM - PD’s	[*]						[*]	[*]

B22	Spares - Note (*)	[*]				Set 1	Set 2	Set 3

Legend:	P = Place Order Document
A1 A2 A3 … Partial Activation D1 D2 D3 … = Partial Deferred Payment Note (*) Spare Parts details is stated in Attachment B (3/3)

Super Incremental Orders and associated payments are due on the 15th day of the indicated month.

Deliveries are due on the 15th day of the month indicated

Axtel FWA Ammendment No. 2 - Attachment B (2/3) - Apr 2004

Payment Schedule as per Delivery Schedule

New Incremental Orders 2004

						PO Placement
Super Incr. Order # Number of the Incremental Order	Discreet Super Incremental Orders	$ Price /Unit	Units	PO Value	% Cash	2004
						Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
B1	2k x F2	[*]	2,000	[*]	[*]		A1					D1
B2	1k x F2	[*]	1,000	[*]	[*]		A1					D1
B3	1k x F2	[*]	1,000	[*]	[*]				A1				D1
B4	6k x F2	[*]	6,000	[*]	[*]		A1		A2				D1	D2
B5	7k x F2	[*]	7,000	[*]	[*]		A1			A2				D1&D2
B6	6k x F2	[*]	6,000	[*]	[*]					A1	A2			D1	D2
B7	5k x F2	[*]	5,000	[*]	[*]						A1				D1
B8	2.5k x F5 (Includes RDA)	[*]	2,500	[*]	[*]		A1				D1
B9	2.5k x F5 (Includes RDA)	[*]	2,500	[*]	[*]				A1				D1

B10	28 x 27b RBS (wo antennas)	[*]	28	[*]	[*]		A1&A2	A3			D1	D2	D3
B11	12 x 27b RBS (wo antennas)	[*]	12	[*]	[*]			A1					D1
B12	1 x 27b RBS (wo antennas)	[*]	1	[*]	[*]			A1					D1
B13	4 x 27b RBS (wo antennas)	[*]	4	[*]	[*]				A1					D1
B14	7 x 18b RBS (wo antennas)	[*]	7	[*]	[*]		A1				D1
B15	6 x 18b RBS (wo antennas)	[*]	6	[*]	[*]		A1					D1
B16	7 x 18b RBS (wo antennas)	[*]	7	[*]	[*]			A1					D1
B17	6 x 18b RBS (wo antennas)	[*]	6	[*]	[*]			A1	A2				D1	D2

B18	11 x PD Upgrade	[*]	11	[*]	[*]		A1					D1
B19	21 x PD Upgrade	[*]	21	[*]	[*]			A1					D1
B20	15 x TPM - PD’s	[*]	15	[*]	[*]		A1					D1
B21	61 x TPM - PD’s	[*]	61	[*]	[*]			A1	A2				D1	D2

B22	Spares - Note (*)	[*]	Set	[*]	[*]		A1&A2	A3			D1	D2	D3

			Total USD	[*]

								[*]

Super Incr. Order # Number of the Incremental Order	Discreet Super Incremental Orders	2004
		Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
		$k	$k	$k	$k	$k	$k	$k	$k	$k	$k
B1	2k x F2		[*]					[*]
B2	1k x F2		[*]					[*]
B3	1k x F2				[*]				[*]
B4	6k x F2		[*]		[*]	[*]			[*]	[*]
B5	7k x F2		[*]			[*]				[*]
B6	6k x F2					[*]	[*]			[*]	[*]
B7	5k x F2						[*]				[*]
B8	2.5k x F5 (Includes RDA)		[*]				[*]
B9	2.5k x F5 (Includes RDA)				[*]				[*]

B10	28 x 27b RBS (wo antennas)		[*]	[*]			[*]	[*]	[*]
B11	12 x 27b RBS (wo antennas)			[*]					[*]
B12	1 x 27b RBS (wo antennas)			[*]					[*]
B13	4 x 27b RBS (wo antennas)				[*]					[*]
B14	7 x 18b RBS (wo antennas)		[*]				[*]
B15	6 x 18b RBS (wo antennas)		[*]					[*]
B16	7 x 18b RBS (wo antennas)			[*]					[*]
B17	6 x 18b RBS (wo antennas)			[*]	[*]				[*]	[*]

B18	11 x PD Upgrade		[*]					[*]
B19	21 x PD Upgrade			[*]					[*]
B20	15 x TPM - PD’s		[*]					[*]
B21	61 x TPM - PD’s			[*]	[*]				[*]	[*]

B22	Spares - Note (*)		[*]	[*]			[*]	[*]	[*]

Sub-Total Cash - Incremental RSS & all RBS Due on 15th			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

		TOTAL (Thousand USD) 2004									[*]

Legend:	P = Place Order Document A1 A2 A3 ... Partial Activation D1 D2 D3 ... = Partial Deferred Payment Note (*) Spare Parts details is stated in Attachment B (3/3)

Super Incremental Orders and associated payments are due on the 15th day of the indicated month.

Deliveries are due on the 15th day of the month indicated

Axtel FWA Ammendment No. 2 - Attachment B (3/3) - Apr 2004

Spare Parts to be included

					Delivery Schedule and Prices of Spare Parts
Unit Prices as per Annex F of PLA dated March 20, 2003 as amended					Spare Parts Qty			Discounted Prices - 20%
PEC	Description	Unit	Ex-Works Unit Price USD	Qty	Aug-04	Sep-04	Oct-04	Aug-04	Sep-04	Oct-04
NTED4575	Transceiver Processor Module	1	[*]	3			3			[*]
NTEG72AD	Transceiver Baseband Module Combining Diversity	1	[*]	44	2	42		[*]	[*]	[*]
NTEG77EC	Transceiver Masthead Unit Kit	1	[*]	40	25	3	12	[*]	[*]	[*]
NTEG97PC	Antenna to TMU 4m Cable	1	[*]	18			18			[*]
NTEG76BA	I.T.S. Fan Tray Assembly	1	[*]	2			2			[*]
NTEG76CC	Secondary DC Breaker Rack Filtered	1	[*]	2			2			[*]
NTEG76FB	I.T.S Basestation Diversity Sub Rack	1	[*]	2			2			[*]
NTEG76GA	I.T.S U.K. Maintenance Port Assembly	1	[*]	2			2			[*]
NTEG94QA	1.0M Internal ITS Cabinet	1	[*]							[*]
NTEG74BA	Over Voltage Protection Module	1	[*]	15	10		5	[*]		[*]
NTEG63AA	Transceiver Timer Module	1	[*]	12	2		10	[*]		[*]
NTEG73AA	Network Management Module	1	[*]	4	2		2	[*]		[*]
NTEG99CJ	TMU to Cabinet IF 1/2” Cable	500m	[*]	1			1			[*]
NTEG91BA	1/2” IF Cable Connector Kit	1	[*]	20			20			[*]
NTEG99CE	TMU to Cabinet Power Cable	500m	[*]	1			1			[*]
NTEG93AA	Power Cable Connector Kit	1	[*]	22			22			[*]
NTEG99CA	TMU to Cabinet Data Cable	500m	[*]	1			1			[*]
NTEG92AA	Data Cable Connector Kit	1	[*]	20			20			[*]
NTEG97ME	120 Degree Vertical Polarization Antenna	1	[*]
NTEG97MF	120 Degree Horizontal Polarization Antenna	1	[*]
NTEG97NE	60 Degree Vertical Polarization Antenna	1	[*]
NTEG97NF	60 Degree Horizontal Polarization Antenna	1	[*]
NTEG97NG	40 Degree Vertical Polarization Antenna (For orders of less than 120 units)	1	[*]
NTEG97NH	40 Degree Horizontal Polarization Antenna (For orders of less than 120 units)	1	[*]
NTEG97NG	40 Degree Vertical Polarization Antenna (For orders of more than 120 units)	1	[*]
NTEG97NH	40 Degree Horizontal Polarization Antenna (For orders of more than 120 units)	1	[*]
NTEG71HA	Transceiver Processor Module - Packet Data	1	[*]	20		12	8		[*]	[*]
								[*]	[*]	[*]

							Total USD		[*]